GOLFERS INCORPORATED

INITIAL STOCKHOLDER
SUBSCRIPTION AGREEMENT
COMMON STOCK, $.001 PAR VALUE PER SHARE

Golfers Incorporated (the "Company")
1021 N. Sepulveda – Suite G
Manhattan Beach, CA 90266

Gentlemen:

1. Subscription. The undersigned (the "Subscriber") intending to be legally bound, hereby irrevocably subscribes for and agrees to acquire, subject to the terms and conditions set forth below, 100,000 shares (the "Shares") of the Company's Common Stock, $.001 par value per share (the "Common Stock").

2. Initial Stockholder. The undersigned acknowledges that the Company (i) does not have any stockholders, has not previously issued shares of its Common Stock and does not have any assets, liabilities or business operations and (ii) is issuing the Shares solely for the purpose of (A) establishing the date upon which the Company commenced operation as a corporation, (B) qualifying a shareholder for the purpose of electing a board of directors of the Company and taking other actions that require the approval of the Company's stockholders and (C) preventing the amendment of the Company's Articles of Incorporation pursuant to NRS 78.380. The Company acknowledges and agrees that the acquisition of the Shares by Subscriber for such purpose is an intangible benefit to the Company for the purposes of NRS 78.211.

3. Acceptance of Subscription. The undersigned acknowledges that the Company reserves the right, in its sole and absolute discretion, to reject this subscription, in whole or in part, for any reason. If this subscription is rejected, this Subscription Agreement shall be null and void. Subscriber hereby intends that his or her signature hereon shall constitute an irrevocable subscription to acquire the Shares for the purposes herein described and for no other purpose. Upon acceptance of this Subscription Agreement, the Corporation shall cause to be issued in the name of Subscriber a certificate or certificate representing the Shares, as soon as reasonably practical.

4. Representations and Warranties of Subscriber. Subscriber acknowledges, warrants and represents to the Company as follows:

(a) Subscriber has received, has thoroughly read, is familiar with and understands the contents of the Company's Articles of Incorporation and Bylaw.

(b) Although the subscription for and issuance of the Shares confers a benefit upon the Company, Subscriber has not invested any amounts in the Company or given up any thing of value and, accordingly, is not entitled to the benefits of the antifraud provisions of the Securities Act of 1933, as amended (the "Securities Act") or any state laws.

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(c) The Shares have only a nominal present value as undivided interests in a developmental stage business with no assets and no business operations. There is no public or private market for the Shares and none is anticipated to develop in the foreseeable future and the Shares will have value, if at all, as a result of future events which have not yet been conceived.

(d) The Shares have not been registered for public sale under the Securities Act or any state securities laws and are being issued by the Company and acquired by Subscriber in reliance upon the "no sale" doctrine. Reliance on such exemption is predicated impart upon the accuracy of Subscriber's representations and warranties set forth herein.

(e) The Shares will be acquired by Subscriber in a transaction or series of transactions not involving a public offering and will not be transferable under any circumstances unless (i) the Shares are registered or qualified under the Securities Act and all applicable state securities laws or (ii) the Company receives an opinion of counsel stating that an exemption from such registration or qualification is available (such opinion and such counsel to be acceptable to the Company). Subscriber understands that the Company is under no obligation to register the Shares under the Securities Act or to take any action to assist Subscriber in complying with any exemption from registration under the Securities Act in connection with any resale of the Shares. Subscriber further understands that any certificates evidencing the Common Stock will bear legends referring to the foregoing transfer restrictions.

(f) Subscriber has no present intention of selling, distributing, subdividing, fractionizing, participating or otherwise transferring any interest, whether several or undivided in the Shares or to enter into any contract, undertaking, agreement or arrangement relating to any of the foregoing. Subscriber is not taking and will not take or cause to be taken any action that would cause Subscriber to be deemed an "underwriter" within the meaning, of Section 2(11) of the Securities Act.

(g) Subscriber understands that no federal, state or other governmental authority has made any recommendation, findings or determination relating to the issuance of the Shares by the Company or the acquisition of the Shares by Subscriber. Subscriber is a licensed attorney, familiar with the Nevada Corporate Code, the Securities Act and the regulations adopted by the Securities and Exchange Commission thereunder, and the judicial and administrative interpretations thereof. Subscriber has made such investigation as Subscriber deemed necessary to satisfy himself that the acquisition of the Shares as set forth in this Subscription Agreement will not result in any liability of Subscriber for a violation or breach of any applicable law.

(h) The address of Subscriber set forth on the Signature Page hereof is a true and correct residence address. Subscriber is a bona fide resident and domiciliary of such state or jurisdiction and has no present intention of becoming a resident of any other state or jurisdiction.

The foregoing representations and warranties of Subscriber are complete, true and accurate as of the date hereof and shall survive the issuance of the Shares by the Company and acquisition of the Shares by Subscriber.

4. Assignment. Subscriber shall not assign or transfer this Subscription Agreement, and hereby further agrees and acknowledges that any transfer of the Shares to be acquired by Subscriber pursuant to the terms hereof shall be made only in accordance with applicable federal and state securities laws.

5. Indemnification. Subscriber understands and acknowledges that the issuance of the Shares to Subscriber will be based upon the representations and warranties set forth herein and in other instruments and documents relating to Subscriber's subscription for the Shares, AND THE SUBSCRIBER HEREBY AGREES TO INDEMNIFY AND DEFEND THE COMPANY, ITS OFFICERS, DIRECTORS AND OTHER STOCKHOLDERS HARMLESS FROM AND AGAINST ANY AND ALL LOSS, DAMAGE, LIABILITY OR EXPENSE, INCLUDING COSTS AND REASONABLE ATTORNEYS' FEES, TO WHICH THEY MAY BE PUT OR WHICH THEY MAY INCUR BY REASON OF, OR IN CONNECTION WITH, ANY MISREPRESENTATION MADE BY THE SUBSCRIBER HEREIN OR ELSEWHERE, ANY BREACH BY THE SUBSCRIBER OF THE REPRESENTATIONS OR WARRANTIES SET FORTH HEREIN OR ELSEWHERE, OR THE FAILURE BY THE SUBSCRIBER TO FULFILL ANY OF HIS COVENANTS OR AGREEMENTS SET FORTH HEREIN OR ELSEWHERE OR ARISING OUT OF THE ISSUANCE OR ACQUISITION OF THE SHARES BY SUBSCRIBER IN VIOLATION OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS.

6. Confidentiality. Subscriber understands and acknowledges that this Subscription Agreement is confidential, and hereby represents and warrants to the Company that Subscriber will not reproduce or distribute it, in whole or in part, nor divulge any of its contents, to any person other than his or her legal, tax, accounting or other advisors, if any, without the prior written consent of the Company.

7. Notices. Any notices or other communications required or permitted hereby shall be made in writing and shall be deemed sufficiently given if sent by first class, registered or certified mail, postage prepaid, return receipt requested, (i) to Subscriber at the address set forth on the signature page hereof; and (ii) to the Company, at 1021 N. Sepulveda, Suite G, Manhattan Beach, CA 90266, with a copy to Kane Russell Coleman & Logan PC, Attn: Lawrence E. Wilson, 919 Milam, Suite 2200, Houston, TX 77002.

8. Successors and Assigns. This Subscription Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors or assigns of the Company and to the personal and legal representatives, heirs, guardians and successors of Subscriber.

9. Applicable Law. NOTWITHSTANDING THE PLACE WHERE THIS SUBSCRIPTION AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL OF THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF ITS CONFLICTS OF LAWS RULES, APPLICABLE TO AGREEMENTS MADE AND TO BE WHOLLY PERFORMED THEREIN; PROVIDED, HOWEVER, THAT ANY ISSUE RELATING TO THE INCORPORATION OF THE COMPANY OR VALIDITY OR NON-ASSESS ABILITY OF THE SHARES SHALL BE GOVERNED BY THE NEVADA CORPORATION CODE.

10. <u>Acceptance by the Company</u>. This Subscription Agreement maybe accepted or rejected by the Company, in its sole and absolute discretion, in whole or in part. Acceptance by the Company shall be effected by counterpart execution of the Signature Page by an authorized signatory thereof.

11. <u>Exhibits</u>. The following Exhibits are attached hereto and incorporated by reference herewith for the express purpose of providing Subscriber with information regarding the overview/summary of the investment objectives of the Company, together with project information and investor analysis. All information contained in the Exhibits is subject to and expressly conditioned upon each and every provision contained in this Subscription Agreement:

<u>Exhibit "A"</u> - Articles of Incorporation of the Company

Exhibit "B" - Bylaws of the Company

[Balance of Page Intentionally Left Blank. Signatures on Following Page.]

IN WITNESS WHEREOF, this Subscription Agreement is executed and delivered as of November 12, 2009.

Yours very truly,

Andrew I. Telsey
SUBSCRIBER

AGREED AND ACCEPTED THIS THE 12th DAY OF NOVEMBER, 2009.

GOLFERS INCORPORATED

By: ______________________
Michael F. Abram
President